DELAWARE VIP® TRUST

Delaware VIP® Small Cap Value Series
 (the “Series”)

Supplement to the Series’ Standard Class and Service Class
Prospectuses dated April 30, 2019

Effective the date of this Supplement, the following replaces the information in the section entitled “Series summary — Who manages the Series? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Christopher S. Beck, CFA	Executive Director, Chief Investment Officer — US Small-Mid Cap Value Equity	May 1997
Steven G. Catricks, CFA	Vice President, Senior Portfolio Manager	July 2012
Kent P. Madden, CFA	Vice President, Senior Portfolio Manager	July 2012
Kelley McKee Carabasi, CFA	Vice President, Senior Portfolio Manager	July 2012
Michael Foley, CFA	Vice President, Senior Portfolio Manager	July 2019

Effective the date of this supplement, the following replaces the biographical information in the section entitled “Who manages the Series — Portfolio managers”:

Portfolio managers

Christopher S. Beck has primary responsibility for making day-to-day investment decisions for the Series. In making investment decisions for the Series, Mr. Beck regularly consults with Kelley McKee Carabasi, Steven Catricks, Michael Foley, and Kent Madden.

Christopher S. Beck, CFA Executive Director, Chief Investment Officer — US Small-Mid Cap Value Equity
Christopher S. Beck leads the firm’s US Small-Mid Cap Value Equity team. He is also a member of the Macquarie Investment Management (MIM) Global Management Committee. Prior to joining MIM in 1997 as a vice president and senior portfolio manager, he was vice president at Pitcairn Trust from 1995 to 1997, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware from 1992 to 1995 and held management positions during his seven years at Cypress Capital Management and four years at Wilmington Trust. Beck earned a bachelor’s degree at the University of Delaware and an MBA from Lehigh University, and he is a member of the CFA Society of Philadelphia and past president of the Wilmington Society of Securities Analysts.

Kelley McKee Carabasi, CFA Vice President, Senior Portfolio Manager
Kelley McKee Carabasi is a senior portfolio manager for the US Small-Mid Cap Value Equity team. She assumed portfolio management responsibilities in July 2012. She joined the team in July 2005 as an equity analyst. She is responsible for the analysis, purchase, and sale recommendations of basic industry, capital spending, and utilities securities for the firm’s US Small-Mid Cap Value Equity portfolios. Prior to joining Macquarie Investment Management (MIM) she participated in Lincoln Financial Group’s rotational Professional Development Program for three years. Carabasi earned a bachelor's degree in finance from Georgetown University and an MBA from The Wharton School of the University of Pennsylvania.

Steven G. Catricks, CFA Vice President, Senior Portfolio Manager
Steven G. Catricks is a senior portfolio manager for the US Small-Mid Cap Value Equity team. He assumed portfolio management responsibilities in July 2012. He joined the team in October 2010 as a senior equity analyst. He is responsible for the analysis, purchase, and sale recommendations of technology and business services securities for the firm’s US Small-Mid Cap Value Equity portfolios. Prior to joining the US Small-Mid Cap Value Equity team, he was a portfolio manager for the firm’s Strategic Small-Cap Value team, focusing on the technology, healthcare, and telecommunication services sectors. He joined Macquarie Investment Management (MIM) in 2001 as an equity analyst, performing research and analysis for the firm’s Emerging Growth Equity team. Previously, Catricks was an equity analyst at BlackRock Financial from 1999 to 2001, where he specialized in small-capitalization growth stocks. He also worked as a systems engineer at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He started his career as a systems engineer at the Naval Air Development Center, where he spent 15 years. Catricks holds a bachelor’s degree in electrical engineering from Drexel University and a master’s degree in engineering from the University of Pennsylvania, and has nearly 20 years of experience in the technology industry. Catricks is a member of the Institute of Electrical and Electronics Engineers.

Michael Foley, CFA Vice President, Senior Portfolio Manager
Michael Foley is a senior portfolio manager for the US Small-Mid Cap Value Equity team, a role he assumed in July 2019. He joined Macquarie Investment Management (MIM) in February 2015 as a senior equity analyst for the US Small-Mid Cap Value Equity team. Foley is responsible for the analysis, purchase, and sale recommendations of financial services and real estate investment trust (REIT) securities for the firm’s US Small-Mid Cap Value Equity portfolios. Prior to joining the firm, Foley was an associate at Patriot Financial Partners, a private equity firm, from August 2011 to February 2015, focusing on the analysis of companies in the financial services sector. He started his career with Janney Montgomery Scott where he worked as an investment banking analyst within the financial institutions group from August 2009 to August 2011. Foley earned a bachelor’s degree in economics with dual concentrations in finance and accounting from The Wharton School of the University of Pennsylvania.

Kent P. Madden, CFA Vice President, Senior Portfolio Manager
Kent P. Madden is a senior portfolio manager for the US Small-Mid Cap Value Equity team. He assumed portfolio management responsibilities in July 2012. He joined the team in December 2004 as an equity analyst and was promoted to senior equity analyst in October 2010. He is responsible for the analysis, purchase, and sale recommendations of consumer services, consumer cyclicals, consumer staples, healthcare, and transportation stocks for the firm’s US Small-Mid Cap Value Equity portfolios. Prior to joining Macquarie Investment Management (MIM) he was an equity analyst at Gartmore Global Investments, where he specialized in technology and telecommunications. He has also worked as an equity analyst for Federated Investors, where he gained experience covering small-capitalization consumer stocks, and Lehman Brothers as a corporate finance analyst. Madden holds a bachelor’s degree in economics from DePauw University and an MBA from the University of Chicago.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated July 1, 2019.